SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): July 13, 1998


                             ITHACA INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)


    Delaware                        000-22385                    56-1385842
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(State or other                    (Commission                 (IRS Employer
 jurisdiction of                    File Number)             Identification No.)
 incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina              28697
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        (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (336) 667-5231

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ITEM 5.  OTHER EVENTS

         On July 13, 1998, Ithaca Industries, Inc. ("Ithaca" or the "Company") issued a press release announcing that the Company has entered into a rights agreement effective as of the opening of business on July 13, 1998.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits


         Exhibit Number            Description
         --------------            -----------
               99                  Press Release of Ithaca Industries,
                                   Inc. dated July 13, 1998.

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ITHACA INDUSTRIES, INC.


Date: July 14, 1998                    By: /s/ Richard P. Thrush
                                           ---------------------
                                           Richard P. Thrush

                                           Senior Vice President - Finance
                                           and Administration, Chief Accounting
                                           and Principal Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

         Exhibit Number                 Description
         --------------                 -----------
               99                       Press Release of Ithaca Industries,
                                        Inc. dated July 13, 1998.